LightPath Technologies, Inc 8-K

Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of April 15, 2014, (the “Execution Date”) between LightPath Technologies, Inc., a Delaware corporation (the “Company”), and Pudong Science & Technology (Cayman) Co., Ltd. (“Purchaser”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and regulations promulgated under the Securities Act, including Rule 506 and pursuant to Regulation S, the Company desires to issue and sell to Purchaser, and Purchaser desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and Purchaser agree as follows:

ARTICLE I.
DEFINITIONS

1.1             Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings set forth in this Section 1.1:

“Adjusted Per Share Purchase Price” shall have the meaning ascribed to such term in Section 2.6.

“Acquiring Person” shall have the meaning ascribed to such term in Section 4.2.

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of Florida are authorized or required by law or other governmental action to close.

“CFIUS” means the Committee on Foreign Investment in the United States or any successor body.

“CFIUS Filing” shall have the meaning ascribed to such term in Section 4.11(a).

“CFIUS Notice” shall have the meaning ascribed to such term in Section 2.3(a)(iv).

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 “Closing” means the closing of the purchase and sale of the Securities pursuant to Section 2.1.

“Closing Date” shall have the meaning ascribed to such term in Section 2.1.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the Class A common stock of the Company, par value USD$0.01 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Company Counsel” means Baker & Hostetler LLP, with offices located at 200 South Orange Avenue, SunTrust Center, Suite 2300, Orlando, FL 32801.

“Disclosure Schedules” shall have the meaning ascribed to such term in Section 3.1.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Final Per Share Purchase Price” shall have the meaning ascribed to such term in Section 2.4.

“Force Majeure” shall mean the following acts or omissions provided that they are beyond the direct control of the Company: an act of God, an act of war, terrorism, natural disaster or prolonged and systematic failure of communication or electrical services. Force Majeure shall not include any act or omission by the Commission or the Trading Market.

“GAAP” shall have the meaning ascribed to such term in Section 3.1(g).

“Initial Per Share Purchase Price” shall have the meaning ascribed to such term in Section 2.5.

“ITAR” means the International Traffic in Arms Regulations (22 C.F.R. Parts 120-130).

“Knowledge of the Company”, “the Company’s Knowledge” and terms and phrases of similar import, whether or not capitalized, means (i) actual knowledge, awareness or belief possessed by the executive officers and directors of the Company, and (ii) the knowledge, awareness or belief that the executive officers and directors would have possessed by using reasonable care and diligence under the circumstances.

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 “Legend Removal Date” shall have the meaning ascribed to such term in Section 4.1(c).

“Liens” means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Material Adverse Effect” shall have the meaning assigned to such term in Section 3.1(a).

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Registrable Shares” shall have the meaning ascribed to such term in Section 4.13(a).

“Required Approvals” shall have the meaning ascribed to such term in Section 3.1(d).

“Restricted Period” shall have the meaning assigned to such term in Section 4.10.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“SEC Reports” shall have the meaning ascribed to such term in Section 3.1(g).

“Securities” means the Shares.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Shares” means the shares of Common Stock issued to Purchaser pursuant to this Agreement.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

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“Subscription Amount” means the aggregate amount to be paid for Shares purchased hereunder in United States dollars and in immediately available funds.

“Subsidiary” means any subsidiary of the Company as set forth on Schedule 1.1 and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE AMEX, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange or the OTC Bulletin Board (or any successors to any of the foregoing).

“Transfer Agent” means Registrar and Transfer Agent Company, the current transfer agent of the Company, with a mailing address of 10 Commerce Drive, Cranford, NJ 07016 and a facsimile number of (908) 497-2310, and any successor transfer agent of the Company.

“5 Day Average Price” shall have the meaning ascribed to such term in Section 2.6.

ARTICLE II.
PURCHASE AND SALE

2.1              Closing. On the Closing Date, upon the terms and subject to the conditions set forth herein, the Company agrees to sell, and Purchaser agrees to purchase, up to an aggregate number of shares of Common Stock that will result in Purchaser beneficially owning 19.9% of the Company’s outstanding shares of Common Stock immediately after giving effect to the shares of Common Stock issued pursuant to this Agreement, as calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. Purchaser shall deliver to the Company via wire transfer equal to Purchaser’s Subscription Amount, and the Company shall deliver to Purchaser its Shares, as determined pursuant to Section 2.2(a), and the Company and Purchaser shall deliver the other items set forth in Section 2.2 deliverable at the Closing. The Closing of the transactions contemplated hereby shall take place as promptly as practicable, but in no event more than five (5) Business Days following the satisfaction and/or waiver of all the conditions to Closing set forth in Section 2.2 and Section 2.3 hereof (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions at or prior to Closing). The Closing shall take place remotely via the exchange of documents and signatures, at such time and on such date as the Company and Purchaser mutually agrees upon, orally or in writing. The date on which the Closing actually occurs shall be referred to as the “Closing Date.”

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2.2              Deliveries.

(a)                On or prior to the Closing Date, the Company shall deliver or cause to be delivered to Purchaser the following:

(i)                 this Agreement duly executed by the Company; and

(ii)               a copy of the irrevocable instructions to the Transfer Agent instructing the Transfer Agent to deliver, on an expedited basis, a certificate evidencing a number of Shares equal to Purchaser’s Subscription Amount divided by the Final Per Share Purchase Price, registered in the name of Purchaser.

(b)               On or prior to the Closing Date, Purchaser shall deliver or cause to be delivered to the Company the following:

(i)                 this Agreement duly executed by Purchaser; and

(ii)               Purchaser’s Subscription Amount by wire transfer to the account as specified in writing by the Company.

2.3              Closing Conditions.

(a)                The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

(i)                 the accuracy in all material respects on the Closing Date of the representations and warranties of Purchaser contained herein (unless as of a specific date therein);

(ii)               all obligations, covenants and agreements of Purchaser required to be performed at or prior to the Closing Date shall have been performed;

(iii)             the delivery by Purchaser of the items set forth in Section 2.2(b) of this Agreement; and

(iv)             CFIUS or the President of the United States shall have issued a written notice (the “CFIUS Notice”) to the parties that CFIUS has made a determination that the transactions contemplated by this Agreement do not present any unresolved national security concerns or do not constitute a “covered transaction” as defined in 31 C.F.R. §800.207.

(b)               The obligations of Purchaser hereunder in connection with the Closing are subject to the following conditions being met:

(i)                 the accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein);

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(ii)               all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

(iii)             the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement;

(iv)             there shall have been no Material Adverse Effect with respect to the Company since the date hereof;

(v)               from the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the Commission or the Company’s principal Trading Market (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of Purchaser, makes it impracticable or inadvisable to purchase the Securities at the Closing; and

(vi)             CFIUS or the President of the United States shall have issued the CFIUS Notice.

2.4              Final Per Share Purchase Price. On the terms and subject to the Closing conditions set forth in this Agreement, at the Closing, Purchaser shall pay to the Company the Subscription Amount that is equal to the number of Shares purchased times the Final Per Share Purchase Price. The “Final Per Share Purchase Price” shall equal the Initial Per Share Purchase Price as calculated in Section 2.5, unless otherwise adjusted pursuant to Section 2.6. The Final Per Share Purchase Price shall also be subject to adjustments for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the Execution Date.

2.5              Initial Per Share Purchase Price. The “Initial Per Share Purchase Price” equals the greater of (a) 105% of the greater of (i) the average closing bid price of the Common Stock for the 5 Trading Days immediately preceding the Execution Date and (ii) the closing bid price of the Common Stock on the Trading Day immediately preceding the Execution Date, and (b) $1.40. As the Execution Date is April 15, 2014, the Initial Per Share Purchase Price shall be USD$1.62 per share.

2.6              Adjusted Per Share Purchase Price. The Initial Per Share Purchase Price shall be adjusted on the Closing Date based upon the average closing bid price of the Common Stock for the 5 Trading Days immediately preceding the Closing Date (the “5 Day Average Price”) as follows (as adjusted, the “Adjusted Per Share Purchase Price”):

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(a)                If the 5 Day Average Price is greater than the Initial Per Share Purchase Price, the Adjusted Per Share Purchase Price shall equal the lesser of (i) the Initial Per Share Purchase Price plus 50% of the difference between (A) the 5 Day Average Price and (B) the Initial Per Share Purchase Price or (ii) 125% of the Initial Per Share Purchase Price; and

(b)               If the 5 Day Average Price is less than the Initial Per Share Purchase Price, the Adjusted Per Share Purchase Price shall equal the greater of (i) the Initial Per Share Purchase Price less 95% of the difference between (A) the Initial Per Share Purchase Price and (B) the 5 Day Average Price or (ii) 75% of the Initial Per Share Purchase Price.

Notwithstanding the foregoing, in no event shall the Adjusted Per Share Purchase Price equal less than $1.40.

ARTICLE III.
REPRESENTATIONS AND WARRANTIES

3.1              Representations and Warranties of the Company. Except as set forth in the Disclosure Schedules, which Disclosure Schedules shall be deemed a part hereof and shall qualify any representation or otherwise made herein to the extent of the disclosure contained in the corresponding section of the Disclosure Schedules, the Company hereby makes the following representations and warranties to Purchaser:

(a)                Organization and Qualification. The Company is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is not in violation nor default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. The Company is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of this Agreement, (ii) a material adverse effect on the results of operations, assets, business, or condition (financial or otherwise) of the Company or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under this Agreement (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(b)               Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection therewith other than in connection with the Required Approvals. This Agreement has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will, subject to the satisfaction of and obtaining the Required Approvals, constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

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(c)                No Conflicts. The execution, delivery and performance by the Company of this Agreement, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby to which it is a party do not and will not: (i) conflict with or violate any provision of the Company’s certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(d)               Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of this Agreement, other than: (i) the filings required by the rules and regulations of the Commission, (ii) the notice and/or application(s) to each applicable Trading Market for the issuance and sale of the Securities and the listing of the Securities for trading thereon in the time and manner required thereby, (iii) the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws, and (iv) other consents, waivers, authorizations or orders, or notice to, or filings or registrations with other Persons which have already been obtained, delivered or made, or will be obtained, delivered or made by the Closing Date and set forth on Schedule 3.1(d) (collectively, the “Required Approvals”).

(e)                Issuance of the Securities. The Securities are duly authorized and, when issued and paid for in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in this Agreement. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Agreement.

(f)                Capitalization of the Company. As of the Execution Date, (i) the total number of shares of capital stock which the Company is authorized to issue is 45,000,000, divided into 40,000,000 shares of common stock, of which 34,500,000 shares are Common Stock, par value USD$0.01 per share, and 5,500,000 shares were designated as Class E-1 common stock, Class E-2 common stock or Class E-3 common stock, all previously outstanding shares and all of which have been previously redeemed or converted into shares of Common Stock and 5,000,000 shares of preferred stock, par value USD$0.01 per share, (ii) the total number of shares of Common Stock outstanding is 14,293,306 and no shares of preferred stock are outstanding, and (iii) other than warrants to purchase a total of 2,127,230 shares of Common Stock, and options to purchase a total of 1,510,458 shares of Common Stock granted under the Company’s Amended and Restated LightPath Technologies, Inc. Omnibus Incentive Plan (the “Plan”), there are no other securities of the Company or its Subsidiaries which are outstanding and would entitle the holder thereof to acquire at any time shares of capital stock of the Company, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, shares of capital stock of the Company. As of the date hereof, (x) other than the Plan and the Company’s 2004 Employee Stock Purchase Plan (the “Employee Plan”), there are no other existing Company stock option plans and stock purchase plans, (y) a total of 2,715,625 shares of Common Stock have been authorized for issuance under the Plan, and 566,103 shares of Common Stock are available for future issuance under the Plan and (z) a total of 200,000 shares of Common Stock have been authorized for issuance under the Employee Plan, and 101,693 shares of Common Stock are available for future issuance under the Employee Plan.

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(g)               SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company has never been an issuer subject to Rule 144(i) under the Securities Act. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(h)               Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof: (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans and stock purchase plans. The Company does not have pending before the Commission any request for confidential treatment of information. Except for the issuance of the Securities contemplated by this Agreement or as set forth on Schedule 3.1(h), no event, liability, fact, circumstance, occurrence or development has occurred or exists, or is reasonably expected to occur or exist, with respect to the Company or its Subsidiaries or their respective business, properties, operations, assets or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least 1 Trading Day prior to the date that this representation is made.

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 (i)                 Registration and Qualification Exemptions. Assuming the accuracy of Purchaser’s representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to Purchaser as contemplated hereby. The Company is relying upon the exemption from the registration requirements of Section 4(2) of the Securities Act, and Rule 506 and Regulation S promulgated under the Securities Act. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Trading Market.

(j)                 Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

(k)               Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

(l)                 No Integrated Offering. Assuming the accuracy of Purchaser’s representations and warranties set forth in Section 3.2, neither the Company, nor any of its Affiliates, nor, to the knowledge of the Company, any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of (i) the Securities Act which would require the registration of any such securities under the Securities Act, or (ii) any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

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3.2              Representations and Warranties of Purchaser. Purchaser represents and warrants as of the date hereof and as of the Closing Date to the Company as follows (unless as of a specific date therein):

(a)                Organization; Authority. Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and performance by Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of Purchaser. This Agreement has been duly executed by Purchaser, and when delivered by Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of Purchaser, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)               Own Account. Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account, and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law. Purchaser is acquiring the Securities hereunder in the ordinary course of its business.

(c)                Purchaser Status. At the time Purchaser was offered the Securities, it was, and as of the date hereof, it is either: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act. Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

(d)               Offshore Transaction. At the time Purchaser was offered the Securities, it was, and as of the date hereof, it is not in the United States and is not a United States Person (as defined in Regulation S) and is not acquiring the Securities for the account or benefit of a United States Person. Purchaser will not be in the United States at the time of delivery of the Securities.

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(e)                Hedging Transactions. Purchaser acknowledges and agrees that it cannot engage in hedging transactions with regard to the Securities prior to the expiration of the six month distribution compliance period specified in Rule 903 promulgated under the Securities Act unless in compliance with the Securities Act.

(f)                Resale. Purchaser agrees that all offers and sales of the Securities, as applicable, by Purchaser shall be made only (i) in accordance with the provisions of Regulation S, (ii) pursuant to registration under the Securities Act, or (iii) pursuant to an available exemption from registration under the Securities Act.

(g)               Compliance with Laws of Non-U.S. Jurisdictions. Purchaser has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Agreement and the transactions contemplated thereby, including (i) the legal requirements within its jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Securities. Purchaser’s subscription and payment for and continued beneficial ownership of the Securities will not violate any applicable securities, money transfer or use, or other laws of Purchaser’s jurisdiction.

(h)               Purchaser is not a “Distributor”. Purchaser is not a “distributor” within the meaning of Regulation S promulgated under the Securities Act. Notwithstanding the foregoing, Purchaser agrees: (i) that all offers and sales of the Securities prior to the expiration of a period of six months from the issuance of the Securities, shall be made only in accordance with the provisions of Rule 903 or Rule 904 of Regulation S, pursuant to registration of the Securities under the Securities Act, or pursuant to an available exemption from the registration requirements of the Securities Act, and (ii) not to engage in hedging transactions with regard to securities of the Company prior to the expiration period of six months from the date of issuance of the Securities unless in compliance with the Securities Act. Purchaser understands and agrees that all offering materials and documents (other than press releases) used in connection with offers and sales of the Securities prior to the expiration of the period of six months from the date of issuance of the Securities shall include statements to the effect that the Securities have not been registered under the Securities Act and may not be offered or sold in the United States or to United States persons (other than distributors) unless the Securities are registered under the Securities Act, or an exemption from the registration requirements of the Securities Act is available. Purchaser understands and agrees that such offering materials and documents must state that hedging transactions involving those securities may not be conducted unless in compliance with the Securities Act. Purchaser understands and agrees that such statements shall appear on the cover or inside cover page of any prospectus or offering circular used in connection with the offer or sale of the Securities; and in any advertisement made or issued by the issuer, any distributor, or any of their respective Affiliates, or any person acting on behalf of any of the foregoing.

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(i)                 Refusal to Register. Purchaser understands that the Company is required under Rule 903 of Regulation S to refuse to register the transfer of any of the Securities to be received by Purchaser pursuant to this Agreement that are not transferred pursuant to a registration statement under the Securities Act, in compliance with Regulation S, or otherwise pursuant to an available exemption from registration.

(j)                 Experience of Such Purchaser. Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(k)               General Solicitation. Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(l)                 Certain Transactions and Confidentiality. Other than consummating the transactions contemplated hereunder, such Purchaser has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser, executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the time that such Purchaser first received a term sheet (written or oral) from the Company or any other Person representing the Company setting forth the material terms of the transactions contemplated hereunder and ending immediately prior to the execution hereof. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement. Other than to other Persons party to this Agreement, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

(m)             Compliance with the FCPA and the Patriot Act. Purchaser is fully aware of the provisions of the United States Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”) and the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “Patriot Act”), Public Law 107-56 (Oct. 26, 2001), including, without limitation, Title III: International Money Laundering Abatement and Financial Anti-Terrorism Act of 2001. The Patriot Act prohibits certain activities and requires certain procedures. Without limiting the foregoing, the Patriot Act prohibits certain correspondent accounts, contains various money anti-laundering provisions, requires each financial institution that establishes, maintains, administers, or manages accounts in the United States for an individual or representative of a non-United States Person to establish due diligence policies, procedures and controls reasonably designed to detect and report instances of money laundering through those accounts. Purchaser represents, warrants, covenants and agrees with the Company that it is fully familiar with the requirements of the FCPA and the Patriot Act and that it has complied and will comply therewith in all financial arrangements pertaining to this subscription and its investment in the Company.

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(n)               Compliance with ITAR. Purchaser understands that the Company is registered with the U.S. Department of State as a manufacturer and exporter of defense articles under the ITAR. Purchaser agrees that, in order to preserve the Company’s ability to obtain export licenses and other approvals from the U.S. Department of State in connection with its ITAR-controlled products and technology, it shall not seek the authority or ability to establish or direct the general policies or day-to-day operations of the Company, nor will it seek to own more than 19.9% of the outstanding shares of Common Stock of the Company. Purchaser also understands that the Company is prohibited from releasing to foreign nationals any technical data with respect to ITAR-controlled items without a license or other written approval from the U.S. Department of State.

(o)               Accuracy of Representations and Warranties. Purchaser understands and agrees that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying on part upon the truth and accuracy of, and Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of Purchaser to acquire the Securities.

ARTICLE IV.
OTHER AGREEMENTS OF THE PARTIES

4.1              Transfer Restrictions.

(a)                The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement, or Rule 144, to the Company or to an Affiliate of a Purchaser or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights and obligations of a Purchaser under this Agreement.

(b)               Purchaser agrees to the imprinting, so long as is required by this Section 4.1, of a legend on any of the Securities in the following form:

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THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES. HEDGING TRANSACTIONS INVOLVING THIS SECURITY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including, if the Securities are subject to registration pursuant to this Agreement, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of “Selling Stockholders” thereunder.

(c)                Certificates evidencing the Shares shall not contain any legend (including the legend set forth in Section 4.1(b) hereof), (i) while a registration statement covering the resale of such security is effective under the Securities Act, (ii) following any sale of such Shares pursuant to Rule 144, (iii) if such Shares are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such Shares and without volume or manner-of-sale restrictions, or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company agrees that following such time as such legend is no longer required under this Section 4.1(c), it will, no later than three Trading Days following the delivery by Purchaser to the Company or the Transfer Agent of a certificate representing Shares issued with a restrictive legend (such third Trading Day, the “Legend Removal Date”) (unless a delay is a result of a Force Majeure, provided that the Company continues to use commercially reasonable efforts to ultimately perform its obligations hereunder), deliver or cause to be delivered to Purchaser a certificate representing such shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 4. Certificates for Shares subject to legend removal hereunder shall be transmitted by the Transfer Agent to the Purchaser by crediting the account of the Purchaser’s prime broker with the Depository Trust Company System as directed by Purchaser.

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 (d)               Purchaser agrees with the Company that Purchaser will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities are sold pursuant to a registration statement, they will be sold in compliance with the plan of distribution set forth therein, and acknowledges that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 4.1 is predicated upon the Company’s reliance upon this understanding.

4.2              Shareholder Rights Plan. No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that Purchaser is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under this Agreement or under any other agreement between the Company and Purchaser.

4.3              Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by this Agreement and the information that may be contained in any future notices from the Company to Purchaser as required pursuant to this Agreement, the Company covenants and agrees that neither it, nor any other Person acting on its behalf, will provide Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto Purchaser shall have executed a written agreement with the Company regarding the confidentiality and use of such information. The Company understands and confirms that Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

4.4              Reservation of Common Stock. As of the date hereof, the Company has reserved a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue Shares pursuant to this Agreement.

4.5              Listing of Common Stock. The Company hereby agrees to use commercially reasonable efforts to maintain the listing or quotation of the Common Stock on the Trading Market on which it is currently listed, and concurrently with the Closing, the Company shall apply to list or quote all of the Shares on such Trading Market and promptly secure the listing of all of the Shares on such Trading Market. The Company further agrees, if the Company applies to have the Common Stock traded on any other Trading Market, it will then include in such application all of the Shares, and will take such other action as is necessary to cause all of the Shares to be listed or quoted on such other Trading Market as promptly as possible. The Company will then take all action reasonably necessary to continue the listing or quotation and trading of its Common Stock on a Trading Market and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Trading Market.

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4.6              Certain Transactions and Confidentiality. Purchaser covenants that neither it, nor any Affiliate acting on its behalf or pursuant to any understanding with it will execute any purchases or sales of any of the Company’s securities during the period commencing with the execution of this Agreement and ending at such time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release or the filing of a Form 8-K with the Commission. Purchaser covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company pursuant to the initial press release or the filing of a Form 8-K, Purchaser will maintain the confidentiality of the existence and terms of this transaction and the information included in this Agreement and the Disclosure Schedules. Purchaser covenants that at no time following the Closing Date, will Purchaser engage in any Short Sales of the Common Stock.

4.7              Form D; Blue Sky Filings. The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide Purchaser a copy thereof, promptly upon request of Purchaser. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to Purchaser at the Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of Purchaser.

4.8              Delivery of Securities After Closing. The Company shall deliver, or cause to be delivered, the respective Securities purchased by Purchaser to Purchaser within 5 Trading Days of the Closing Date.

4.9              Beneficial Ownership Limitation. Purchaser hereby covenants that at no time following the Closing Date will Purchaser beneficially own shares of Common Stock exceeding 19.9% of the Company’s outstanding Common Stock as calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder except and to the extent that the Purchaser’s beneficial ownership exceeds 19.9% solely because of the decrease of the number of the outstanding shares of Common Stock.

4.10          Stockholder Matters. Purchaser agrees that during the three-year period following the Closing Date (the “Restricted Period”), unless as otherwise agreed to in writing by the Company, Purchaser will not:

(a)                Submit any stockholder proposals for the vote or consent of the stockholders (whether pursuant to Rule 14a-8 under the Exchange Act, or otherwise) or any proposal for consideration by the Company’s Board of Directors;

(b)               Nominate any candidate for election as a director or otherwise seek appointment to or representation of the Board of Directors;

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(c)                Solicit proxies or make, participate in or encourage any “solicitation” (as such term is used in the proxy rules of the Commission) for proxies for any stockholder proposals or nominations of candidates for election as directors;

(d)               Form or join in a partnership, syndicate or other group, including, without limitation, a “group” as defined under Section 13(d) of the Exchange Act, with respect to the Company’s Common Stock, or deposit any shares of Common Stock in a voting trust, arrangement or agreement, or subject the Common Stock to a voting trust, arrangement or agreement;

(e)                Encourage, recommend, advise, finance or urge others to put forward stockholder proposals or nominations with respect to directors of the Company or otherwise have discussions or enter into any arrangements with any other person in connection with any of the foregoing as they relate to the Company;

(f)                Indicate support or approval for any stockholder proposals or nominations relating to the Company (unless in accordance with the Board of Director’s written recommendation);

(g)               Cause or permit any entity that Purchaser directly or indirectly has the power to vote or direct the vote of, to vote on any matter in any way other than in accordance with the written recommendations of the Board of Directors, or to withhold from or otherwise abstain from voting on any such matter;

(h)               Solicit or encourage others to vote against any matter recommended by the Board of Directors;

(i)                Act, alone or in concert with others, to seek to control the management, Board of Directors or policies of the Company;

(j)                Pursue any tender offer or other acquisition of the Company;

(k)               Directly or indirectly, offer for sale, sell, assign, transfer, engage in any hedging transaction with respect to, or otherwise dispose of any of the Shares issued pursuant to the terms of this Agreement (except in connection with a pledge of Shares in accordance with Section 4.1(b) above); or

(l)                Take or seek to take, or cause or seek to cause or solicit others to take, any actions inconsistent with the matters set forth in Section 4.10(a)-(k) as they relate to the Company.

All covenants, agreements, representations and warranties made in this Section 4.10 shall survive the Closing of the transactions contemplated herein.

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4.11          CFIUS Clearance.

(a)                The Company and Purchaser shall as soon as practicable, but in no event later than fifteen (15) Business Days following the Execution Date (or by such other time mutually acceptable to the parties), submit to CFIUS a complete draft of a joint voluntary notice pursuant to Section 721 of the Defense Production Act of 1950, 50 U.S.C. app. § 2170, as amended (“Exon-Florio”), with the formal joint voluntary notice made as soon as practicable thereafter within the minimum amount of time reasonably necessary to address any questions or comments of CFIUS (such notifications and other filings submitted to CFIUS, including as subsequently updated or modified, collectively, the “CFIUS Filing”). The Company and Purchaser promptly shall furnish any supplemental information requested by CFIUS in connection the CFIUS Filing in accordance with the applicable regulations.

(b)               Prior to the Closing, the Company and Purchaser shall use commercially reasonable efforts to obtain all requisite clearances and approvals from CFIUS and any such other governmental entity as promptly as practicable. Prior to the Closing, the Company and Purchaser shall cooperate in good faith: (i) to keep each other apprised of the status of matters relating to the completion of the transactions contemplated by this Agreement, including promptly furnishing the other with copies of notices or other communications received from CFIUS or its member agencies; (ii) to permit counsel for the other party reasonable opportunity to review in advance, and consider the views of the other party in connection with, any proposed written communication to CFIUS or its member agencies; (iii) to furnish to the other such information and assistance as the other may reasonably request in connection with its preparation of the CFIUS Filing and subsequent submissions to CFIUS; and (iv) to participate in any meeting with CFIUS or its member agencies in connection with the CFIUS Filing only after consulting with the other party in advance and, to the extent permitted by CFIUS or any such other governmental entity, providing the other party the opportunity to participate in such meeting. Nothing in this Agreement shall require either the Company or Purchaser to disclose to the other party non-public information that is personally or commercially sensitive, classified for national security reasons, or otherwise requested by CFIUS to be treated in confidence.

(c)                Purchaser shall use commercially reasonable efforts to resolve any requests by CFIUS that Purchaser implement mitigation measures to address national security concerns; provided that, Purchaser shall be free to determine in its sole discretion whether to agree to any mitigation measures proposed by CFIUS as a condition of obtaining CFIUS clearance.

(d)               Each party shall bear its own fees, costs and expenses (including attorneys’ fees) incurred in connection with the filing of any notifications and related materials that are required in connection with the CFIUS Filing.

(e)                In the event that either (i) CFIUS or the President takes action to block the transaction, or (ii) the parties jointly withdraw the CFIUS Filing, then either party in its sole discretion may terminate this Agreement by giving written notice to the other party. This right of termination shall not apply if the parties agree with CFIUS jointly to withdraw and to refile the CFIUS Filing for further consideration by CFIUS, and CFIUS accepts such refiling. In that case, the provisions of this Section 4.11 shall apply to the new CFIUS Filing. Neither party shall withdraw the CFIUS Filing without the express written consent of the other party.

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4.12          No Common Stock Purchases and Sales. Purchaser hereby agrees that from the Execution Date to the Closing Date, neither it, nor any Affiliate acting on its behalf or pursuant to any understandings with it, will purchase or sell any shares of Common Stock.

4.13          Registration Rights.

(a)                If at any time after the one-year anniversary of the Closing Date, the Company determines to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities (other than on Form S-4 or S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the Company’s stock option or other employee benefit plans) and the form of registration statement to be used may be used for registration of the Shares (a “Piggyback Registration”), then the Company shall give prompt written notice (in any event no later than fifteen (15) Business Days prior to the filing of such registration statement) to Purchaser of its intention to effect such a registration and, subject to Sections 4.13(b) and 4.13(c), shall include in such registration all Shares with respect to which the Company has received written requests for inclusion from Purchaser (the “Registrable Shares”) within five (5) Business Days after the Company’s notice has been delivered to Purchaser.

(b)               If a Piggyback Registration is initiated as a primary underwritten offering on behalf of the Company and the managing underwriter advises the Company in writing that in its opinion the number of securities proposed to be included in such registration exceeds the number which can reasonably be sold in such offering and/or that the number of securities proposed to be included in any such registration would adversely affect the offering price, the Company shall include in such registration (i) first, the number of securities that the Company proposes to sell; and (ii) second, the number of Registrable Shares requested to be included therein by Purchaser and other securities requested to be included by other holders of the Company’s securities (pro rata in accordance with the number of Registrable Shares requested by Purchaser and the number of securities requested by holders of such other securities to be included in such registration). If the managing underwriter of such offering subsequently advises the Company in writing that the number of securities which can be sold exceeds the number of securities included in the offering, the Company shall include in such registration: (i) first, the securities that the Company proposes to sell; (ii) second, such Registrable Shares that Purchaser and such securities that other holders of securities had originally requested be included in the registration (pro rata in accordance with the number of Registrable Shares requested by Purchaser and the number of securities requested by holders of such other securities to be included in such registration); and (iii) third, any other securities proposed for inclusion in such registration.

(c)                If a Piggyback Registration is initiated as an underwritten offering on behalf of holders of the Company’s securities other than Purchaser, and the managing underwriter advises the Company in writing that in its opinion the number of securities proposed to be included in such registration exceeds the number which can be sold in such offering and/or that the number of securities proposed to be included in any such registration would adversely affect the offering price, the Company shall include in such registration (i) first, if such registration is being made on behalf of other stockholders of the Company exercising demand registration rights, then the securities so requested to be included therein in accordance with such demand registration rights; and (ii) second, the Registrable Shares requested by Purchaser to be included in such registration and other securities requested to be included in such registration (pro rata in accordance with the number of Registrable Shares requested by Purchaser and the number of securities requested by holders of such other securities to be included in such registration). If the managing underwriter of such offering subsequently advises the Company in writing that the number of securities which can be sold exceeds the number of securities included in the offering, the Company shall include in the registration such additional securities that Purchaser of the Registrable Shares and other holders of securities had originally requested to be included in the registration (pro rata in accordance with the number of Registrable Shares requested by Purchaser and the number of securities requested by holders of such other securities to be included in such registration).

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(d)               If any Piggyback Registration is initiated as a primary underwritten offering on behalf of the Company, the Company shall select the investment banking firm or firms to act as the managing underwriter or underwriters in connection with such offering.

(e)                Nothing in this Section 4.13 shall create any liability on the part of the Company to Purchaser if the Company in its sole discretion should decide not to file a registration statement proposed to be filed pursuant to Section 4.13(a) or to withdraw such registration statement subsequent to its filing, regardless of any action whatsoever that Purchaser may have taken, whether as a result of the issuance by the Company of any notice hereunder or otherwise.

(f)                Purchaser hereby agrees that any Shares registered pursuant to a Piggyback Registration may not be sold until after the expiration of the three-year Restricted Period.

(g)               If any of the Shares are not registered pursuant to this Section 4.13 upon the expiry of the three-year Restricted Period, the parties hereto agree to discuss in good faith the possible registration of such Shares.

ARTICLE V.
MISCELLANEOUS

5.1              Fees and Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees levied in connection with the delivery of any Securities to Purchaser.

5.2              Entire Agreement. This Agreement, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.3              Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission (with electronic “answerback” or other confirmation of successful transmission or receipt), if such notice or communication is delivered via facsimile or email at the facsimile number or email address set forth on the signature pages attached hereto prior to 5:00 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile or email at the facsimile number or email address set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:00 p.m. (New York City time) on any Trading Day, (c) the second (2nd) Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address, facsimile number and email address for such notices and communications shall be as set forth on the signature pages attached hereto, except as the same may be changed by a party hereto by delivering notice to Purchaser, in the case of a change of address by the Company, and to the Company, in the case of a change of address by Purchaser, in each case in accordance with the terms hereof, such change of address to be effective on the later of the date set forth in such notice, or ten (10) days after such notice is deemed given hereunder.

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5.4              Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by both parties or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

5.5              Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.6              Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of Purchaser (other than by merger). Purchaser may assign any or all of its rights under this Agreement to any Person to whom Purchaser assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of this Agreement that apply to “Purchaser.”

5.7              No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

5.8              Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Florida, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in Orange County, Florida. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Orange County, Florida for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Agreement), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

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5.9  Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Securities for the applicable statute of limitations.

5.10          Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

5.11          Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.12          Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction (including customary indemnity reasonably satisfactory to the Company). The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

5.13          Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, Purchaser and the Company will be entitled to specific performance under this Agreement. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in this Agreement and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.14          Payment Set Aside. To the extent that the Company makes a payment or payments to Purchaser pursuant to this Agreement or Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

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5.15          Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

5.16          Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise this Agreement and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments hereto. In addition, each and every reference to share prices and shares of Common Stock in this Agreement shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

5.17          Assurances. The offer and issuance of the Securities to Purchaser is being made pursuant to the exemption from the registration provisions of the Securities Act afforded by either or both of (i) Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder and (ii) Regulation S promulgated under the Securities Act. Purchaser will provide such information as is requested by the Company and take such other actions as are necessary or appropriate in the judgment of the Company to perfect such exemption(s).

5.18          Translation. If a translation of this Agreement is made by or provided to Purchaser, to the extent of any conflict between the translated version and this English version, then the English version shall control.

5.19          WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

(Signature Pages Follow)

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IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

lightpath technologies, inc.	Address for Notice: 2603 Challenger Tech Court Suite 100 Orlando, Florida 32826
By:___/s/ J. James Gaynor_____________________ Name: J. James Gaynor Title: President & CEO With a copy to (which shall not constitute notice):	Fax: (407) 382-4007 Email Address: jgaynor@lightpath.com

Baker & Hostetler LLP SunTrust Center 200 S. Orange Avenue, Suite 2300 Orlando, Florida 32801 Facsimile: (407) 841-0168 Email Address: jdecker@bakerlaw.com Attention: Jeffrey E. Decker, Esq.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR PURCHASER FOLLOWS]

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[PURCHASER SIGNATURE PAGE TO LPTH SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:	Pudong Science & Technology (Cayman) Co., Ltd.

Signature of Authorized Signatory of Purchaser:	/s/ Zhu Xudong

Name of Authorized Signatory: Zhu Xudong (朱旭东)

Title of Authorized Signatory: Director

Email Address of Contact Person: huay@pdsti.com

Facsimile Number of Contact Person: 86- 021-50276385

Address for Notice of Purchaser:

13 Building, No. 439, Chunxiao Rd.
Zhangjiang High-tech Park
Pudong, Shanghai
201203, PRC

Address for Delivery of Securities for Purchaser (if not same as address for notice):

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